EXHIBIT 12.(b)
                                                                --------------


                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report (the "Report") of the EARNEST Partners Fixed Income Trust (the "Fund") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2007, as filed with the Securities and Exchange Commission, the undersigned, Douglas S. Folk, Principal Executive Officer of the Fund, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


May 30, 2007                By:  /s/ Douglas S. Folk
                                 __________________________________
                                 Douglas S. Folk
                                 President and Principal  Executive  Officer,
                                 EARNEST  Partners Fixed
                                 Income Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF EXECUTIVE OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report (the "Report") of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the "Brown Capital Management Funds") of The Nottingham Investment Trust II on Form N-CSR for the period ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Keith A. Lee, Principal Executive Officer of the Brown Capital Management Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.


May 31, 2007              By:    /s/ Keith A. Lee
                                 __________________________________
                                 Keith A. Lee
                                 Trustee, The Nottingham Investment Trust II
                                 Vice  President and Principal Executive
                                 Officer, Brown Capital Management Funds


     A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

                       THE NOTTINGHAM INVESTMENT TRUST II

                      CHIEF FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual reports (the "Report") of each of the funds of The Nottingham Investment Trust II (the "Funds") on Form N-CSR for the period ended March 31, 2007, as filed with the Securities and Exchange Commission, the undersigned, Adam W. Barnard, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.


May 30, 2007                By:  /s/ Adam W. Barnard
                                 __________________________________
                                 Adam W. Barnard
                                 Treasurer,  Assistant Secretary, and Principal
                                 Financial Officer, The
                                 Nottingham Investment Trust II


     A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.